                                                                     Exhibit 3.1

                          AMENDED AND RESTATED BYLAWS

                                       OF

                                ICOS CORPORATION
























Amended in their entirety on December 8, 1989
Restated to incorporate amendments on April 2, 1996
Amended in their entirety on October 17, 2001
Amendments are listed on p. i

                                   AMENDMENTS

                                                                   Date of
    Section                  Effect of Amendment                  Amendment
----------------    -------------------------------------     -----------------

                                    CONTENTS
                                    --------

SECTION 1. OFFICES.............................................................................  1

SECTION 2. STOCKHOLDERS........................................................................  1
     2.1   Annual Meeting......................................................................  1
     2.2   Special Meetings....................................................................  1
     2.3   Date, Time and Place of Meeting.....................................................  1
     2.4   Notice of Meeting...................................................................  2
           2.4.1    Written Notice.............................................................  2
           2.4.2    Delivery of Notice.........................................................  2
           2.4.3    Adjourned Meeting..........................................................  2
           2.4.4    Special Meeting Called by Stockholders.....................................  2
     2.5   Business for Stockholders' Meetings.................................................  3
           2.5.1    Business at Annual Meetings................................................  3
           2.5.2    Business at Special Meetings...............................................  3
           2.5.3    Notice to Corporation......................................................  3
     2.6   Waiver of Notice....................................................................  4
           2.6.1    Waiver in Writing..........................................................  4
           2.6.2    Waiver by Attendance.......................................................  4
     2.7   Fixing of Record Date for Determining Stockholders..................................  4
           2.7.1    Meetings...................................................................  4
           2.7.2    Consent to Corporate Action Without a Meeting..............................  5
           2.7.3    Dividends, Distributions and Other Rights..................................  5
     2.8   Voting List.........................................................................  6
     2.9   Quorum..............................................................................  6
     2.10  Manner of Acting....................................................................  6
           2.10.1   Matters Other than the Election of Directors...............................  6
           2.10.2   Election of Directors......................................................  7
     2.11  Proxies.............................................................................  7
           2.11.1   Appointment................................................................  7
           2.11.2   Delivery to Corporation; Duration..........................................  8
     2.12  Voting of Shares....................................................................  8
     2.13  Voting for Directors................................................................  8
     2.14  Action by Stockholders Without a Meeting............................................  8
     2.15  Inspectors of Election..............................................................  9
           2.15.1   Appointment................................................................  9
           2.15.2   Duties.....................................................................  9

SECTION 3. BOARD OF DIRECTORS.................................................................. 10
     3.1   General Powers...................................................................... 10

     3.2   Number and Tenure...................................................................  10
     3.3   Nomination and Election.............................................................  10
           3.3.1    Nomination.................................................................  10
           3.3.2    Election...................................................................  11
     3.4   Annual and Regular Meetings.........................................................  11
     3.5   Special Meetings....................................................................  11
     3.6   Meetings by Communication Equipment.................................................  11
     3.7   Notice of Special Meetings..........................................................  12
           3.7.1    Personal Delivery..........................................................  12
           3.7.2    Delivery by Mail...........................................................  12
           3.7.3    Delivery by Private Carrier................................................  12
           3.7.4    Facsimile Notice...........................................................  12
           3.7.5    Delivery by Telegraph......................................................  12
           3.7.6    Oral Notice................................................................  12
     3.8   Waiver of Notice....................................................................  13
           3.8.1    In Writing.................................................................  13
           3.8.2    By Attendance..............................................................  13
     3.9   Quorum..............................................................................  13
     3.10  Manner of Acting....................................................................  13
     3.11  Presumption of Assent...............................................................  13
     3.12  Action by Board or Committees Without a Meeting.....................................  14
     3.13  Resignation.........................................................................  14
     3.14  Removal.............................................................................  14
     3.15  Vacancies...........................................................................  15
     3.16  Committees..........................................................................  15
           3.16.1   Creation and Authority of Committees.......................................  15
           3.16.2   Minutes of Meetings........................................................  15
           3.16.3   Quorum and Manner of Acting................................................  16
           3.16.4   Resignation................................................................  16
           3.16.5   Removal....................................................................  16
     3.17  Compensation........................................................................  16

SECTION 4. OFFICERS............................................................................  16
     4.1   Number..............................................................................  16
     4.2   Resignation.........................................................................  17
     4.4   Removal.............................................................................  17
     4.5   Vacancies...........................................................................  17
     4.6   Chairman of the Board...............................................................  17
     4.7   President...........................................................................  17
     4.8   Vice President......................................................................  18
     4.9   Secretary...........................................................................  18

     4.10  Treasurer...........................................................................  18
     4.11  Salaries............................................................................  19

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS...............................................  19
     5.1   Contracts...........................................................................  19
     5.2   Loans to the Corporation............................................................  19
     5.3   Checks, Drafts, Etc.................................................................  19
     5.4   Deposits............................................................................  19

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER..........................................  19
     6.1   Issuance of Shares..................................................................  19
     6.2   Certificates for Shares.............................................................  20
     6.3   Stock Records.......................................................................  20
     6.4   Restriction on Transfer.............................................................  20
     6.5   Transfer of Shares..................................................................  21
     6.6   Lost or Destroyed Certificates......................................................  21

SECTION 7. BOOKS AND RECORDS...................................................................  21

SECTION 8. ACCOUNTING YEAR.....................................................................  21

SECTION 9. SEAL................................................................................  21

SECTION 10. INDEMNIFICATION....................................................................  22
     10.1  Right to Indemnification............................................................  22
     10.2  Right of Indemnitee to Bring Suit...................................................  23
     10.3  Nonexclusivity of Rights............................................................  23
     10.4  Insurance, Contracts and Funding....................................................  23
     10.5  Indemnification of Employees and Agents of the Corporation..........................  24
     10.6  Persons Serving Other Entities......................................................  24

SECTION 11. AMENDMENTS OR REPEAL...............................................................  24

                                     BYLAWS

                                       OF

                                ICOS CORPORATION

                               SECTION 1. OFFICES

         The principal office of the corporation shall be located at its principal place of business or such other place as the Board of Directors (the "Board") may designate. The corporation may have such other offices as the Board may designate or as the business of the corporation may require from time to time.

                             SECTION 2. STOCKHOLDERS

2.1      Annual Meeting

         The annual meeting of the stockholders shall be held each year within six months after the fiscal year end of the corporation at a date, time and location determined by resolution of the Board for the purpose of electing Directors and transacting such other business as may properly come before the meeting. If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held on such other date as may be convenient. At any time prior to the commencement of the annual meeting, the Board may postpone the annual meeting for a period of up to 120 days from the date fixed for such meeting in accordance with this subsection 2.1.

2.2      Special Meetings

         The Chairman of the Board, the President or the Board may call special meetings of the stockholders for any purpose. Holders of not less than twenty percent (20%) of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the stockholders for any purpose by giving written notice to the corporation as specified in subsection 2.4 hereof.

2.3      Date, Time and Place of Meeting

         Except as otherwise provided herein, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by the Board, by any persons entitled to call a meeting hereunder or in a waiver of notice signed by all the stockholders entitled to notice of the meeting.

2.4      Notice of Meeting

         2.4.1    Written Notice

         Written notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President, the Secretary or stockholders calling an annual or special meeting of stockholders as provided for herein. Such notice shall be given to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on a plan of merger or consolidation, or on the sale, lease or exchange of all or substantially all of the corporation's property and assets, including its goodwill and corporate franchises, shall be given not less than 20 nor more than 60 days before such meeting.

         2.4.2    Delivery of Notice

         If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the stockholder at such stockholder's address as it appears on the stock transfer records of the corporation with postage prepaid. If the notice is telegraphed, it shall be deemed delivered when the content of the telegram is delivered to the telegraph company. Notice given in any other manner shall be deemed delivered when dispatched to the stockholder's address, telephone number or other number appearing on the stock transfer records of the corporation.

         2.4.3    Adjourned Meeting

         If an annual or special meeting of stockholders is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each stockholder entitled to vote at the meeting.

         2.4.4    Special Meeting Called by Stockholders

         Upon written request of stockholders in accordance with subsection 2.2 hereof, the stockholders may request that the corporation call a special meeting of stockholders. Within 60 days of such a request, it shall be the duty of the Secretary to give notice of a special meeting of stockholders to be held on such date and at such place and hour as the Secretary may fix, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting.

2.5      Business for Stockholders' Meetings

         2.5.1    Business at Annual Meetings

         In addition to the election of Directors, other proper business may be transacted at an annual meeting of stockholders, provided that such business is properly brought before such meeting. To be properly brought before an annual meeting, business must be (a) brought by or at the direction of the Board or (b) brought before the meeting by a stockholder pursuant to written notice thereof, in accordance with subsection 2.5.3 hereof, and received by the Secretary not fewer than 60 nor more than 90 days prior to the date specified in subsection
2.1 hereof for such annual meeting (or if less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, not later than the tenth day following the day on which the notice of the date of the annual meeting was mailed or such public disclosure was made). No business shall be conducted at any annual meeting of stockholders except in accordance with this subsection 2.5.1. If the facts warrant, the Board, or the chairman of an annual meeting of stockholders, may determine and declare that (a) a proposal does not constitute proper business to be transacted at the meeting or (b) business was not properly brought before the meeting in accordance with the provisions of this subsection 2.5.1 and, if it is so determined in either case, any such business shall not be transacted. The procedures set forth in this subsection 2.5.1 for business to be properly brought before an annual meeting by a stockholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8 under Section 14 of the Securities Exchange Act of 1934, as amended, or any successor provision.

         2.5.2    Business at Special Meetings

         At any special meeting of the stockholders, only such business as is specified in the notice of such special meeting given by or at the direction of the person or persons calling such meeting, in accordance with subsection 2.4 hereof, shall come before such meeting.

         2.5.3    Notice to Corporation

         Any written notice required to be delivered by a stockholder to the corporation pursuant to subsection 2.2, 2.4, 2.5.1 or 2.5.2 hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the corporation's principal executive offices. Any such stockholder notice shall set forth (a) the name and address of the stockholder proposing such business, (b) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of shares of the corporation that are beneficially owned by the stockholder, (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business, and (d) as to each matter the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the language of the proposal (if appropriate), and any material interest of the stockholder in such business.

2.6      Waiver of Notice

         2.6.1    Waiver in Writing

         Whenever any notice is required to be given to any stockholder under the provisions hereof, the Certificate of Incorporation or the General Corporation Law of the State of Delaware, as now or hereafter amended (the "DGCL"), a written waiver of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         2.6.2    Waiver by Attendance

         The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

2.7      Fixing of Record Date for Determining Stockholders

         2.7.1    Meetings

         For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 (or the maximum number permitted by applicable law) nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

      2.7.2  Consent to Corporate Action Without a Meeting

             2.7.2.1  Record Date Fixed by the Board

      For the purpose of determining stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days (or the maximum number of days permitted by applicable law) after the date upon which the resolution fixing the record date is adopted by the Board.

             2.7.2.2  Record Date Not Fixed by the Board

      If no record date has been fixed by the Board and no prior action by the Board is required by Chapter 1 of the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

      If no record date has been fixed by the Board and prior action by the Board is required by Chapter 1 of the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

      2.7.3  Dividends, Distributions and Other Rights

      For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days (or the maximum number of days permitted by applicable law) prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.8   Voting List

      At least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each stockholder. This list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. This list shall also be produced and kept at such meeting for inspection by any stockholder who is present.

2.9   Quorum

      A majority of the outstanding shares of the corporation entitled to vote, present in person or represented by proxy at the meeting, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to that vote on that matter. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.10  Manner of Acting

      2.10.1  Matters Other than the Election of Directors

      In all matters other than the election of Directors, if a quorum is present, the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these

Bylaws, the Certificate of Incorporation or the DGCL. Where a separate vote by a class or classes is required, if a quorum of such class or classes is present, the affirmative vote of the majority of outstanding shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes.

      2.10.2  Election of Directors

      Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors.

2.11  Proxies

      2.11.1  Appointment

      Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for such stockholder by proxy. Such authorization may be granted in writing or by electronic transmission as set forth below.

      (i) Authorization in Writing. A stockholder may execute a writing authorizing another person or persons to act for such stockholder by proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature.

      (ii) Authorization by Electronic Transmission. A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.

      Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for such stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

      2.11.2  Delivery to Corporation; Duration

      A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the corporation of the consent to corporate action in writing. A proxy shall become invalid three years after the date of its execution unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

2.12  Voting of Shares

      Each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of stockholders shall be entitled to one vote upon each such issue.

2.13  Voting for Directors

      Each stockholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote.

2.14  Action by Stockholders Without a Meeting

      Any action which could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall (a) be signed by all stockholders entitled to vote with respect to the subject matter thereof (as determined in accordance with subsection 2.7.2 hereof) and (b) be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by all stockholders entitled to vote with respect to the subject matter thereof are delivered to the corporation, in the manner required by this subsection, within 60 days of the earliest dated consent delivered to the corporation in the manner required by this subsection. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

2.15  Inspectors of Election

      2.15.1  Appointment

      In advance of any meeting of stockholders, the Board shall appoint one or more persons to act as inspectors of election at such meeting and to make a written report thereof. The Board may designate one or more persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of such meeting shall appoint one or more persons to act as inspectors of elections at such meeting.

      2.15.2  Duties

      The inspectors of election shall:

              (a) ascertain the number of shares of the corporation outstanding and the voting power of each such share;

              (b) determine the shares represented at the meeting and the validity of proxies and ballots;

              (c)  count all votes and ballots;

              (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by them; and

              (e) certify their determination of the number of shares represented at the meeting and their count of the votes and ballots.

      The validity of any proxy or ballot shall be determined by the inspectors of election in accordance with the applicable provisions hereof and the DGCL as then in effect. In determining the validity of any proxy transmitted by telegram, cablegram or other electronic transmission, the inspectors shall record in writing the information upon which they relied in making such determination. Each inspector of elections shall, before entering upon the discharge of his or her duties, take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors of election may appoint or retain other persons or entities to assist them in the performance of their duties.

                          SECTION 3. BOARD OF DIRECTORS

3.1      General Powers

         The business and affairs of the corporation shall be managed by or under the direction of the Board.

3.2      Number and Tenure

         The number and tenure of the Directors shall be governed by Article 6 of the Certificate of Incorporation.

3.3      Nomination and Election

         3.3.1    Nomination

         Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations for the election of Directors may be made (a) by or at the direction of the Board or (b) by any stockholder of record entitled to vote for the election of Directors at such meeting; provided, however, that a stockholder may nominate persons for election as Directors only if written notice (given in accordance with subsection 2.5.3 hereof) of such stockholder's intention to make such nominations is received by the Secretary not later than (i) with respect to an election to be held at an annual meeting of the stockholders, not fewer than 60 nor more than 90 days prior to the date specified in subsection 2.1 hereof for such annual meeting (or if less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, not later than the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made), and (ii) with respect to an election to be held at a special meeting of the stockholders for the election of Directors, the close of business on the seventh business day following the date on which notice of such meeting is first given to stockholders. Any such stockholder's notice shall set forth (A) the name and address of the stockholder who intends to make a nomination, (B) a representation that the stockholder is entitled to vote at such meeting and a statement of the number of shares of the corporation that are beneficially owned by the stockholder, (C) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (D) as to each person the stockholder proposes to nominate for election or re-election as a Director, the name and address of such person and such other information regarding such nominee as would be required in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such nominee been nominated by the Board, and a description of any arrangements or understandings, between the stockholder and such nominee and any other persons (including their names), pursuant to which the nomination is to be made, and (E) the consent of each such nominee to serve as a Director if elected. If the facts warrant, the Board, or the chairman of a stockholders' meeting at which Directors are to be elected, may determine and declare that a nomination was not made in accordance with the foregoing procedure and, if it is so determined, the defective nomination shall be disregarded. The right of stockholders to make nominations pursuant to the foregoing procedure is subject to the superior rights, if any, of the holders of any class or series of stock having a preference over the common stock. The procedures set forth in this subsection 3.3 for nomination for the election of Directors by stockholders are in addition to, and not in limitation of, any procedures now in effect or hereafter adopted by or at the direction of the Board or any committee thereof.

         3.3.2    Election

         At each election of Directors, the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors.

3.4      Annual and Regular Meetings

         An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution, the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

3.5      Special Meetings

         Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one Director and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

3.6      Meetings by Communication Equipment

         Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

3.7      Notice of Special Meetings

         Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting.

         3.7.1    Personal Delivery

         If notice is given by personal delivery, the notice shall be delivered to a Director at least two days before the meeting.

         3.7.2    Delivery by Mail

         If notice is delivered by mail, the notice shall be deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

         3.7.3    Delivery by Private Carrier

         If notice is given by private carrier, the notice shall be dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

         3.7.4    Facsimile Notice

         If notice is delivered by wire or wireless equipment that transmits a facsimile of the notice, the notice shall be dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

         3.7.5    Delivery by Telegraph

         If notice is delivered by telegraph, the notice shall be delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

         3.7.6    Oral Notice

         If notice is delivered orally, by telephone or in person, the notice shall be personally given to the Director at least two days before the meeting.

3.8      Waiver of Notice

         3.8.1    In Writing

         Whenever any notice is required to be given to any Director under the provisions hereof, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

         3.8.2    By Attendance

         The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.9      Quorum

         A majority of the total number of Directors fixed by or in the manner provided hereunder shall constitute a quorum for the transaction of business at any Board meeting. If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

3.10     Manner of Acting

         The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by the provisions hereof, the Certificate of Incorporation or the DGCL.

3.11     Presumption of Assent

         A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

3.12     Action by Board or Committees Without a Meeting

         Any action that could be taken at a meeting of the Board or of any committee designated by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.13     Resignation

         Any Director may resign from the Board or any committee of the Board at any time by delivering written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.14     Removal

         Any Director or the entire Board may be removed for cause by the holders of a majority of the shares then entitled to vote on the election of the Director or Directors whose removal is sought. Such action may only be taken at a special meeting of the stockholders called expressly for that purpose, providing that notice of the proposed removal, which shall include a statement of the charges alleged against the Director, shall have been duly given to the stockholders together with or as a part of the notice of the meeting.

         Where a question of the removal of a Director for cause is to be presented for stockholder consideration, an opportunity must be provided to such Director to present his or her defense to the stockholders by a statement which must accompany or precede the initial solicitation of proxies seeking authority to vote for the removal of such Director for cause. If not provided, then such proxies may not be voted for removal. The Director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

         The vacancy created by the removal of a Director under this subsection
3.14 shall be filled only by a vote of the holders of a majority of the shares then entitled to vote on the election of the Director removed. Such vote may be taken at the same meeting at which the removal of such Director was accomplished, or at such later meeting, regular or special, as the stockholders may decide.

3.15     Vacancies

         Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board. A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board.

3.16     Committees

         3.16.1   Creation and Authority of Committees

         The Board may designate standing or temporary committees, each committee to consist of one or more Directors of the corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board establishing such committee or as otherwise provided herein, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that require it, but no such committee shall have the power or authority in reference to (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval or (b) amending these Bylaws.

         3.16.2   Minutes of Meetings

         All committees so designated shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

         3.16.3   Quorum and Manner of Acting

         A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

         3.16.4   Resignation

         Any member of any committee may resign at any time by delivering written notice to the Chairman of the Board, the President, the Secretary, the Board or the Chairman of such committee. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         3.16.5   Removal

         The Board may remove from office any member of any committee elected or appointed by the Board.

3.17     Compensation

         By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, a fixed sum for attendance at each Board or committee meeting or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

                               SECTION 4. OFFICERS

4.1      Number

         The officers of the corporation shall be those officers elected from time to time by the Board or appointed by any other officer empowered to do so. The Board shall have sole power and authority to elect executive officers. As used herein, the term "executive officer" shall mean the President, any Vice President in charge of a principal business unit, division or function or any other officer who performs a policy-making function. The Board or the President may elect or appoint such officers and assistant officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is elected.

4.2      Resignation

         Any officer may resign at any time by delivering written notice to the Chairman of the Board, the President, a Vice President, the Secretary or the Board. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.4      Removal

         Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.

4.5      Vacancies

         A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board or by any officer granted authority by hereunder to appoint a person to such office.

4.6      Chairman of the Board

         If elected, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board as Chairman of such meeting.

4.7      President

         The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. The President may sign, with the Secretary or any Assistant Secretary or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation and may sign deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.

4.8      Vice President

         In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or any Assistant Secretary or with the Treasurer or any Assistant Treasurer, certificates for shares of the corporation. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or the Board.

4.9      Secretary

         If elected or appointed, the Secretary shall be responsible for preparation of minutes of meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10     Treasurer

         If elected or appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions hereof, sign certificates for shares of the corporation, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.11     Salaries

         The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

                SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1      Contracts

         The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

5.2      Loans to the Corporation

         No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3      Checks, Drafts, Etc.

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.4      Deposits

         All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

              SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1      Issuance of Shares

         No shares of the corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

6.2      Certificates for Shares

         Certificates representing shares of the corporation shall be signed by the Chairman of the Board or a Vice Chairman of the Board, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue. All certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified.

6.3      Stock Records

         The stock transfer books shall be kept at the principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4      Restriction on Transfer

         Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, that reads substantially as follows:

         The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving said securities, (b) this corporation receives an opinion of legal counsel for the holder of these securities satisfactory to this corporation stating that such transaction is exempt from registration, or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration.

6.5      Transfer of Shares

         The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

6.6      Lost or Destroyed Certificates

         In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

                          SECTION 7. BOOKS AND RECORDS

         The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

                           SECTION 8. ACCOUNTING YEAR

         The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected for purposes of federal income taxes or any other purpose, the accounting year shall be the year so selected.

                                 SECTION 9. SEAL

         The seal of the corporation, if any, shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

                          SECTION 10. INDEMNIFICATION

10.1     Right to Indemnification

         Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the corporation or that, being or having been such a Director or officer or an employee of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided,
                                                                     --------
however, that except as provided in subsection 10.2 hereof with respect to
-------
proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this subsection 10.1 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that if the DGCL requires, an advancement of expenses
--------  -------
incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this subsection 10.1 or otherwise.

10.2     Right of Indemnitee to Bring Suit

         If a claim under subsection 10.1 hereof is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 10 upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

10.3     Nonexclusivity of Rights

         The rights to indemnification and to the advancement of expenses conferred in this Section 10 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, agreement, vote of stockholders or disinterested Directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise.

10.4     Insurance, Contracts and Funding

         The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. The corporation, without further stockholder approval, may enter into contracts with any Director, officer, employee or agent in furtherance of the provisions of this Section 10 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 10.

10.5     Indemnification of Employees and Agents of the Corporation

         The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Section 10 with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; provided,
                                                                      --------
however, that an undertaking shall be made by an employee or agent only if
-------
required by the Board.

10.6     Persons Serving Other Entities

         Any person who is or was a Director, officer or employee of the corporation who is or was serving as a Director or officer of another corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under subsection 10.1 hereof.

                        SECTION 11. AMENDMENTS OR REPEAL

         These Bylaws may be amended or repealed and new Bylaws may be adopted by the Board. The stockholders may also amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended or repealed by the stockholders. Notwithstanding any amendment to Section 10 hereof or repeal of these Bylaws, or of any amendment or repeal of any of the procedures that may be established by the Board pursuant to Section 10 hereof, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

         The foregoing Bylaws were adopted by the Board of Directors on October 17, 2001.


                                               /s/ Gary L. Wilcox
                                               ---------------------------------
                                               Secretary